SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2003

Dover Downs Gaming & Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number 1-16791

Delaware	51-0414140
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1131 N. DuPont Highway Dover, Delaware	19901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 674-4600

N/A

(Former name or former address, if changed since last report)

Item 5.  Other Events.

Dover Downs Gaming & Entertainment, Inc. (NYSE-Symbol: DDE) reported on April 17, 2003 that during its first quarter ended March 31, 2003 it had purchased for cash and retired a total of 120,245 shares of its $.10 par value common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dover Downs Gaming & Entertainment, Inc.

/s/ Denis McGlynn
Denis McGlynn
President and Chief Executive Officer

Dated:    April 18, 2003